Dear Limited Partner:

     We are proposing the adoption of an amendment to the Amended and Restated Limited Partnership Agreement of The Willowbridge Fund, L.P. (the "Partnership"). The amendment would provide for the creation of an additional class of limited partnership interests and allow the general partner of the Partnership to create additional classes in the future, provided the creation of such additional classes does not adversely affect the interests of the then existing limited partners of the Partnership as determined by the general partner in its sole discretion.

     The proposed new class' fee structure will differ from the current limited partnership interests. We believe that this new fee structure will benefit the Partnership and the current limited partners by providing financial incentives to selling agents to attract new limited partners to the Partnership which will increase the net asset value of the Partnership and reduce each limited partner's overall share of Partnership expenses.

     Holders of the current class of limited partnership interests which desire to purchase additional interests in the Partnership will be allowed to continue to purchase the current class of limited partnership interests.

     Please read carefully the enclosed Solicitation Statement, which explains the proposed amendment in greater detail before voting.

            THE GENERAL PARTNER OF THE PARTNERSHIP RECOMMENDS THAT
                       YOU VOTE "YES" TO THE AMENDMENT.

     If you have questions, please call the General Partner at (609) 921-0717.



                                    Ruvane Investment Corporation,
                                    the General Partner

                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION


          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (Amendment No. )


Filed by the Registrant /X/

Filed by a Party other than the Registrant /  /


Check the appropriate box:

/X/  Preliminary Proxy Statement             / / Confidential, for use of
                                                 the Commission Only (as
                                                 permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to
     Rule 14a-12



                          THE WILLOWBRIDGE FUND L.P.
                 --------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               -----------------

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

/X/  No  fee  required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                           THE WILLOWBRIDGE FUND, L.P.
                                 4 Benedek Road
                           Princeton, New Jersey 08540
                                December 16, 2002
                             [intended release date]

     This Solicitation Statement is being furnished to each limited partner (individually, a "Limited Partner" and, collectively, the "Limited Partners") of The Willowbridge Fund, L.P., a Delaware limited partnership (the "Partnership"), in connection with the solicitation by the Partnership of the consent of the Limited Partners to a proposed amendment (the "Amendment") to the Amended and Restated Limited Partnership Agreement of the Partnership dated as of April 5, 1998 (the "Partnership Agreement"). Ruvane Investment Corporation, a Delaware corporation, is the general partner of the Partnership (the "General Partner").

     The primary purpose of the Amendment is to provide that the limited partnership interests in the Partnership shall consist of separate classes, to designate a new class of limited partnership interests and to provide that the General Partner may, without the consent of the Limited Partners, make amendments to the Partnership Agreement which relate to the designation of additional classes of limited partnership interests; provided, however, that no such amendment may adversely affect the interest of the other Limited Partners as determined by the General Partner in its sole discretion.

     If Limited Partners who hold in the aggregate a majority of the outstanding limited partnership interests of the Partnership (not including any limited partnership interests held by the General Partner) consent to the Amendment, the Partnership Agreement would be changed to:

     1. Provide that limited partnership interests in the Partnership shall consist of separate classes.

     2. Provide that limited partnership interests that have already been issued by the Partnership shall be designated as Class A Interests.

     3. Provide that holders of Class A Interests desiring to make additional purchases of limited partnership interests in the Partnership may make additional purchases of Class A Interests, subject to the other terms and conditions set forth in the Partnership Agreement.

     4. Designate a new class of limited partnership interests called the Class B Interests which will be identical in all respects to the Class A Interests except that the Class B Interests shall be charged different fees than those charged to the Class A Interests.

     5. Provide the General Partner may, without the approval of the Limited Partners, make amendments to the Partnership Agreement which relate to the designation of additional classes of limited partnership interests; provided, however, that no such amendment may adversely affect the interest of the other Limited Partners as determined by the General Partner in its sole discretion.

     This Solicitation Statement should be read carefully as it describes certain consequences of the proposed Amendment. This Solicitation Statement and the accompanying consent form are being mailed to Limited Partners of record as of the close of business on November 30, 2002 (the "Record Date"). Pursuant to Section 16 of the Partnership Agreement, the adoption of the Amendment requires the consent of Limited Partners holding more than 50% of the outstanding limited partnership interests (not including any limited partnership interests held by the General Partner). On the Record Date there were outstanding 4621.483 limited partnership interests (not including any limited partnership interests held by the General Partner). Accordingly, under the Partnership Agreement, the consent of Limited Partners holding more than 2310.742 limited partnership interests will be required for the adoption of the Amendment.

     Under applicable law, no dissenters' rights (namely, rights of nonconsenting Limited Partners to exchange their limited partnership interests in the Partnership for payment of their fair value) are available to any Limited Partner regardless whether such Limited Partner has or has not consented to the Amendment. However, it should be noted that each Limited Partner has the right to redeem all of its limited partnership interests in the Partnership as of the last day of any calendar month upon 10 days written notice in proper form to the General Partner.

     The consent form enclosed with this Solicitation Statement, to be valid, must be signed by the record owner(s) of the limited partnership interests and returned to the General Partner by 5:00 p.m. Eastern time on Wednesday, January 15, 2003. A Limited Partner who signs and returns a consent form may revoke it by giving written notice of revocation to the Partnership or by executing and delivering a later-dated consent form, in either case by the last date on which consents must be returned to the General Partner. A properly executed consent form received by the General Partner will be voted in accordance with the direction indicated on the form. If no direction is indicated, a properly executed consent form received by the General Partner will be voted in favor of the Amendment. If the General Partner has not received a properly executed consent form from a Limited Partner by 5:00 p.m. Eastern time on Wednesday, January 15, 2003, it will be deemed that such Limited Partner has voted in favor of the Amendment. Voting on the Amendment will be conducted only by written consent, and no formal meeting of the Limited Partners will be held.

     THE GENERAL PARTNER RECOMMENDS THAT YOU CONSENT TO THE AMENDMENT.

     LIMITED PARTNERS ARE ASKED TO VOTE BY MARKING AND SIGNING THE ACCOMPANYING CONSENT FORM AND RETURNING IT PROMPTLY IN THE ENCLOSED ENVELOPE SO THAT IT IS RECEIVED BY 5:00 P.M. EASTERN TIME ON WEDNESDAY, JANUARY 15, 2003. THE CONSENT FORM MAY ALSO BE RETURNED BY FACSIMILE AT
(609) 921-0577.

                               TABLE OF CONTENTS
                               -----------------


BACKGROUND AND PURPOSES OF AMENDMENT                                         1
THE GENERAL PARTNER                                                          3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT               4
CONSENT OF LIMITED PARTNERS                                                  5
ADDITIONAL INFORMATION CONCERNING THE COMPANY                                5
EXHIBIT A. PROPOSED AMENDMENT TO PARTNERSHIP AGREEMENT                       6

                     BACKGROUND AND PURPOSES OF AMENDMENT
                     ------------------------------------

          The Partnership is soliciting the consent of the Limited Partners to the Amendment to the Partnership Agreement which:

          1. Provides that limited partnership interests in the Partnership shall consist of separate classes.

          2. Provides that limited partnership interests that have already been issued by the Partnership shall be designated as Class A Interests.

          3. Provides that holders of Class A Interests desiring to make additional purchases of limited partnership interests in the Partnership may make additional purchases of Class A Interests, subject to the other terms and conditions set forth in the Partnership Agreement.

          4. Designates a new class of limited partnership interests called the Class B Interests which will be identical in all respects to the Class A Interests, except that the Class B Interests shall be charged different fees than those charged to the Class A Interests.

         5. Provides that the General Partner may, without the approval of the Limited Partners, make amendments to the Partnership Agreement which relate to the designation of additional classes of limited partnership interests; provided, however, that no such amendment may adversely affect the interest of the other Limited Partners as determined by the General Partner in its sole discretion.

          The primary purpose of the Amendment is to allow the Partnership to offer new classes of limited partnership interests that will have different fee structures from the existing class of limited partnership interests. The General Partner believes that the ability to designate additional classes of limited partnership interests with differing fee structures will benefit the Partnership and the current Limited Partners by providing financial incentives to selling agents to attract new Limited Partners to the Partnership which, in turn, will increase the net asset value of the Partnership and reduce each Limited Partner's overall share of Partnership expenses.

          The fee structure for the current limited partnership interests of the Partnership (the "Class A Interests") will not change and holders of Class A Interests desiring to purchase additional limited partnership interests in the Partnership will retain the right to purchase additional Class A Interests, subject to the terms and conditions contained in the Partnership Agreement.

          The fee structure for the class of limited partnership interests to be created pursuant to the Amendment (the "Class B Interests") will differ from the Class A Interests' fee structure but in all other respects the Class A Interests and the Class B Interests will be identical. The Class A Interests and Class B Interests will also be traded pursuant to the same trading program.

          The table below compares the fee structure of the Class A Interests to the Class B Interests.



--------------------------------------------------------------------------------------------------------------------
Type of Fee                            Class A Interests                        Class B Interests
--------------------------------------------------------------------------------------------------------------------
One Time Administrative                1% of subscription amount                1% of subscription amount
Fee Payable to General Partner
--------------------------------------------------------------------------------------------------------------------
Annual Management Fee Payable to       1% of net asset value of Partnership     1% of net asset value of Partnership
General Partner
--------------------------------------------------------------------------------------------------------------------
Annual Flat-Rate Brokerage Commission  4.0% of net asset value of the           7.0% of net asset value of the
Payable to General Partner             Partnership (payable monthly)            Partnership (payable monthly)
--------------------------------------------------------------------------------------------------------------------
Annual Management Fee to Willowbridge  1% of the Partnership's month-end        1% of the Partnership's month-end
Associates, Inc., the commodity        net assets (payable quarterly)           net assets (payable quarterly)
trading advisor for the Partnership
("Willowbridge")
--------------------------------------------------------------------------------------------------------------------
Quarterly Incentive Fee to Willowbridge  25% of New Profits                     25% of New Profits
--------------------------------------------------------------------------------------------------------------------
Partnership's                            Operating Expenses Pro rata share of
                                         actual expenses Pro rata share of
                                         actual expenses incurred (estimated to
                                         be .50% of incurred (estimated to be
                                         .50% of Partnership's net asset value)
                                         Partnership's net asset value)
--------------------------------------------------------------------------------------------------------------------
Upfront Selling Agent Commission         Up to 4% of the subscription amount,   Not applicable
                                         payable from subscription amount
--------------------------------------------------------------------------------------------------------------------
Redemption Fee Payable to General        Not applicable                         4% of net asset value per unit
Partner                                                                         redeemed through the third month
                                                                                after purchase; 3% of net asset
                                                                                value per unit redeemed through the
                                                                                sixth-month end; 2% of net asset
                                                                                value per unit redeemed through the
                                                                                ninth month-end; 1% of net asset
                                                                                value per unit redeemed through
                                                                                twelfth month-end
--------------------------------------------------------------------------------------------------------------------


     As the above table shows the Class A Interests and the Class B Interests will differ in their fee structures in the following ways:

     1. Flat Rate Brokerage Commission. Class A Interests pay the General Partner a 4.0% flat rate brokerage commission and the Class B Interests will pay a 7.0% flat rate brokerage commission. From this brokerage commission the General Partner will be responsible for paying the brokerage commissions of the Partnership. In addition, if the flat rate brokerage commission paid to the General Partner exceeds the actual brokerage commissions of the Partnership, the General Partner may pay a portion of the excess to selling agents as compensation for ongoing services to the Partnership. The portion of the excess paid with respect to Class A Interests should not exceed 1% per annum of the net asset value of Class A Interests sold by a selling agent. The portion of the excess paid with respect to Class B Interests should not exceed 4% per annum of the net asset value of Class B Interests sold by a selling agent.

     2. Upfront Selling Agent Commission and Redemption Charges. Purchasers of Class A Interests through a selling agent may be charged a sales commission of up to 4% of the subscription amount, payable to the selling agent from the investor's investment. Purchasers of Class B Interests are not subject to any upfront sales commission. The general partner will pay the selling agents of Class B Interests a 4% upfront selling commission out of the flat rate brokerage commission. Class B Interests are subject to an early redemption fee if they redeem their Class B Interests within twelve months of when the Class
B Interests were purchased. Class A Interests are not subject to an early redemption fee.

     While the fee structure for the Class B Interests has already been determined and will be reflected in the Offering Memorandum for Class B Interests if the Amendment is adopted, the Amendment also permits the General Partner to amend the Partnership Agreement to designate additional classes without the vote of the Limited Partners; provided, that no such amendment may adversely affect the interest of the other Limited Partners as determined by the General Partner in its sole discretion.

                              THE GENERAL PARTNER
                              -------------------

     The Partnership has no directors or officers. The General Partner, Ruvane Investment Corporation, manages and conducts the business of the Partnership. The General Partner is a Delaware corporation incorporated in January 1990, and has been registered with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator ("CPO") since August 8, 1995; as a commodity trading advisor ("CTA") since January 12, 1990, and as an introducing broker since May 8, 1995. The General Partner is a member of the National Futures Association ("NFA"), the self-regulatory body for the futures industry.

     The principal of the General Partner is Robert L. Lerner. Mr. Lerner and a family trust of Mr. Lerner's are the sole shareholders of the General Partner. Mr. Lerner has been the director and president of the General Partner since he formed the General Partner on January 4, 1990. Mr. Lerner was the sole general partner and CPO of the Partnership since its inception until November 1995, at which time he transferred and assigned his general partnership interest to the General Partner, and had been individually registered with the CFTC as a CPO and a CTA since October 1984. Mr. Lerner is currently registered as a principal and an associated person of the General Partner. Mr. Lerner had been a sole proprietor providing consulting and marketing services to CTAs from January 1992 to January 1996, at which time he transferred his operations to the General Partner which continues to provide such services. Mr. Lerner is also a Member-Manager of Partners Capital Investment Group, L.L.C., a Delaware limited liability company formed in December 2001. Partners Capital Investment Group, L.L.C. is a commodity trading advisor and commodity pool operator registered with the CFTC and currently serves as the general partner for two U.S. based funds and one Cayman fund. From May 1988 until January 1992, Mr. Lerner was senior vice president and director of Mount Lucas Management Corporation, an investment advisory firm he co-founded which specializes in futures investment programs for institutional investors. From July 1985 to May 1988, Mr. Lerner was employed by Commodities Corporation (U.S.A.) N.V., a leading CTA now owned by Goldman Sachs Asset Management. Mr. Lerner also has practiced commodities and securities law. Mr. Lerner has a J.D. degree from Boston University Law School and a B.A. degree from Cornell University.

     The General Partner receives management and other fees from the Class A Interests and will receive management and other fees from the Class B Interests as shown in the table in "BACKGROUND AND PURPOSE OF AMENDMENT" above. The General Partner may benefit from the adoption of the Amendment to the extent that the General Partner will receive additional fees from Class B Interests. However, it is expected that the General Partner will pay the additional fees from Class B Interests to selling agents of the Class B Interests.

        Security Ownership of Certain Beneficial Owners and Management
        --------------------------------------------------------------

     As of November 30, 2002, approximately 4,621 Partnership Units were held by 270 Limited Partners and the General Partner. The following table sets forth certain information as of November 30, 2002 with respect to each person known to the Partnership to beneficially own more than 5% of the outstanding Partnership Units.
--------------------------------------------------------------------------------
Name and Address of                 Number of Limited          Percent of Total
Beneficial Owner of                 Partnership Units          Partnership
Units
-------------------------------------------------------------------------------
Kenneth Hart, Esq. Gunster          272.090                    5.8876%
Yoakely et al PA, Qualified
Plans Master Trust
777 South Flager Drive
Suite 500 East
West Palm Beach, FL 33401
-------------------------------------------------------------------------------
Mellon Bank, Custodian
Expediation 454.645                 370.780                    8.0230%
c/o Arlene D. Steur, AIM 193-0721
1735 Market Street
Philadelphia, PA 19103
-------------------------------------------------------------------------------
PY Family Ltd. Partnership          334.332                    7.2341%
333.298 5.7710%
PY Corporation, General Partner
101 Morgan Lane, Ste. 180
Plainsboro, NJ 08536
--------------------------------------------------------------------------------
Mr. W. Duke Kimbrell                237.21                     5.1341%
Parkdale Mills, Inc.
Attn. Daniel K. Wilson
P.O. Box 1787
Gastonia, NC 28053
--------------------------------------------------------------------------------

     The Partnership has no directors or officers. The General Partner manages and conducts the business of the Partnership. As of November 30, 2002, the General Partner owned approximately $697,360.00 of general partner interests in the Company, or 119.172 Partnership Units, representing approximately 2.6% of the total outstanding Partnership Units, and also beneficially owned
26.6331 Limited Partnership Units. The General Partner is owned entirely by Robert L. Lerner and trusts for the benefit of him and his family.

                          CONSENT OF LIMITED PARTNERS
                          ---------------------------

     This Solicitation Statement is being furnished to Limited Partners in connection with the solicitation by the Company of the consent of the Limited Partners to the Amendment. NO FORMAL MEETING OF THE LIMITED PARTNERS WILL BE HELD.

     A properly executed consent form received by the General Partner will be voted in accordance with the direction indicated by the Limited Partner on the form. If no direction is indicated, a properly executed consent form received by the General Partner will be voted in favor of the Amendment. To be counted, a consent form must be received by the General Partner no later than 5:00 p.m. Eastern time on Wednesday, January 15, 2003. If the General Partner has not received a properly executed consent from a Limited Partner by 5:00 p.m. Eastern time on Wednesday, January 15, 2003, it will be deemed that such Limited Partner has voted in favor of the Amendment. The consent form may be returned by mail to the General Partner at the following address: Ruvane Investment Corporation, 4 Benedek Road, Princeton, New
Jersey 08540. A postage paid envelope addressed to the General Partner is enclosed. The consent form may also be returned to the General Partner by facsimile at (609) 921-0577. To be valid, a consent form must be signed by the record owner(s) of the limited partnership interests represented thereby as listed in the records of the Partnership on the Record Date.

     A Limited Partner who signs and returns a consent form may revoke it by giving written notice of revocation to the Partnership or by executing and delivering a later-dated consent form, in either case by the last date on which consents must be returned to the General Partner. All questions as to the validity (including time of receipt) of all consent forms will be determined by the General Partner, which determinations will be final and binding. Pursuant to Section 16 of the Partnership Agreement, the consent of Limited Partners holding more than 50% in the aggregate of the limited partnership interests (not including any limited partnership interests held by the General Partner) will be required for the Amendment to be approved. On the Record Date there were outstanding 4621.483 limited partnership interests (not including any limited partnership interests held by the General Partner). Accordingly, under the Partnership Agreement, the consent of Limited Partners holding more than 2310.742 limited partnership interests will be required for the adoption of the Amendment. Upon receipt of the requisite approval, it will be binding on all Limited Partners, whether or not they consented.

     This Solicitation Statement has been prepared under the direction of the General Partner. The costs of preparing and mailing this Solicitation Statement and the enclosed consent form and soliciting consent will be paid by the Partnership. In addition to soliciting the consent of Limited Partners by mail, representatives of the General Partner may, at the Partnership's expense, solicit the consent of Limited Partners by telephone, telegraph, in person or by other means.

     THE GENERAL PARTNER RECOMMENDS THAT THE AMENDMENT BE APPROVED AND URGES EACH LIMITED PARTNER TO COMPLETE AND RETURN THE ENCLOSED CONSENT FORM IMMEDIATELY.

     ANY LIMITED PARTNER WITH QUESTIONS RELATING TO THE AMENDMENT SHOULD TELEPHONE THE GENERAL PARTNER AT (609) 921-0717.


                 ADDITIONAL INFORMATION CONCERNING THE COMPANY
                 ---------------------------------------------

     The limited partnership interests of the Partnership are registered under the Securities Exchange Act of 1934 and as a result the Partnership files annual and quarterly reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information may be read at the Commission's Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-(800) SEC-0330. The Commission maintains an Internet site (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers like the Partnership who file electronically with the Commission. In addition, the Partnership's Annual Report on Form 10-K for the year ended December 31, 2001, and its Quarterly Report for the nine-month period ended September 30, 2002 may be obtained by Limited Partners from the Partnership by writing to the Partnership c/o Ruvane Investment Corporation, 4 Benedek Road, Princeton, New Jersey 08540.

              EXHIBIT A PROPOSED AMENDMENT TO OPERATING AGREEMENT

                                ------------

The full text of the proposed Amendments to the Partnership Agreement is as follows:

                          THE WILLOWBRIDGE FUND L.P.

                              FIRST AMENDMENT TO
              AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

     This FIRST AMENDMENT TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT, dated as of December 31, 2002 (this "Amendment"), to the Amended and Restated Limited Partnership Agreement (the "Agreement") of The Willowbridge Fund, L.P., a Delaware limited partnership (the "Partnership"), dated as of April 5, 1998, is made and entered by and between Ruvane Investment Corporation, a Delaware corporation, as the general partner of the Partnership the ("General Partner"), and limited partners of the Partnership who hold in the aggregate a majority of the outstanding limited partnership interests of the Partnership (not including any limited partnership interests held by the General Partner). The limited partners of the Partnership shall be referred to herein as "Limited Partners" with the General Partner and the Limited Partners hereinafter referred to as the "Partners".

     WHEREAS, it is desired that the Agreement be amended to provide for a new class of limited partnership interests and to provide that the General Partner may in the future provide for the creation and issuance of additional classes of limited partnership interests; provided, however, that no such amendment may adversely affect the interest of the other Limited Partners as determined by the General Partner in its sole discretion;

     NOW, THEREFORE, the parties hereby agree as follows:

     1.   Amendment.

     (a) Section 5 of the Agreement is hereby amended by adding a new section
     (e) to such section which reads in its entirety as follows:

          "(e) Interests may Consist of Separate Classes. Interests in the Limited Partnership shall consist of separate classes. Interests which have already been issued by the Partnership are hereby designated as Class A Interests. Holders of Class A Interests desiring to make additional purchases of limited partnership interests in the Partnership may make additional purchases of Class A Interests, subject to the other terms and conditions set forth in this Agreement. In addition, there is hereby designated a new class of limited partnership interests called the Class B Interests. The Class A Interests and the Class B Interests shall be identical in all respects except that the Class A Interests and the Class B Interests will pay different fees as described in the offering memorandum for the Class A Interest and the Class B Interests. In addition, the General Partner may make amendments to this Agreement which relate to the designation of additional classes of limited partnership interests; provided, however, that no such amendment may adversely affect the interest of the other Limited Partners as determined by the General Partner in its sole discretion."

     (b) Section 16 of the Agreement is hereby amended by adding at the end of the second paragraph of such section the following sentence:

          "Furthermore, notwithstanding any provision to the contrary contained in this Section 16, the General Partner may, without the approval of the Limited Partners, make amendments to this Agreement which relate to the designation of additional classes of limited partnership interests; provided, however, that no such amendment may adversely affect the interest of the other Limited Partners as determined by the General Partner in its sole discretion."

     2. Effectiveness.

     This Amendment shall be effective as of the date hereof.

     3. Governing Law.

     The parties agree that this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

     4. Amendment.

     The parties agree that on and after the date hereof, any reference in the Agreement to "this Agreement," or words of like import, shall mean the Agreement as amended hereby.

                           [Execution page follows]

     IN WITNESS WHEREOF, this First Amendment to Amended and Restated Limited Partnership Agreement has been executed for and on behalf of the undersigned as of the day and year first above written.

                                 General Partner
                                 RUVANE INVESTMENT CORPORATION


                                 By:
                                 Robert L. Lerner
                                 President

                                 and

                                 Limited Partners
                                 Those Limited Partners which have consented to this First Amendment, together owning a majority of the outstanding limited partnership interests of the Partnership (not including any limited partnership interests held by the General Partner)

                                 By:   RUVANE INVESTMENT
                                       CORPORATION, as attorney-in-fact

                                       By:

                                           Robert L. Lerner
                                           President

                          THE WILLOWBRIDGE FUND, L.P.
                       c/o Ruvane Investment Corporation
                                4 Benedek Road
                          Princeton, New Jersey 08540
                          Consent of Limited Partner

     I have received and reviewed the Solicitation Statement dated December __, 2002 (the "Solicitation Statement"), from The Willowbridge Fund, L.P. (the "Partnership") concerning the proposed amendment (the "Proposal") to the Amended and Restated Limited Partnership Agreement of the Partnership (the "Partnership Agreement"). In accordance with Section 16 of the Partnership Agreement, I hereby vote as follows.

     THE GENERAL PARTNER RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSAL. You may vote on the Proposal by marking one of the boxes below. If you sign and return this Consent without specific voting instructions, your limited partnership interests will be voted FOR the adoption of the Proposal.

     LIMITED PARTNERS WHO WISH TO VOTE ON THE ADOPTION OF THE PROPOSAL SHOULD DO SO BY CHECKING ONE OF THE BOXES BELOW.

Adopt the Proposal

______  FOR     ______  AGAINST     ______  ABSTAIN


IF THE LIMITED PARTNER IS AN INDIVIDUAL (IF JOINT TENANTS OR
TENANTS-IN-COMMON, BOTH OWNERS MUST SIGN. IF SIGNING AS EXECUTOR,
ADMINISTRATOR, CUSTODIAN, TRUSTEE, ATTORNEY-IN-FACT OR GUARDIAN, PLEASE PROVIDE YOUR FULL TITLE AS SUCH):


------------------------------------        -----------------------------------
Signature                      Date         Signature                      Date

------------------------------------        -----------------------------------
Title                                       Title


IF THE LIMITED PARTNER IS A CORPORATION, PARTNERSHIP OR COMPANY:

---------------------------------------
 Print Name of Entity

By: ___________________________________
       Signature                   Date

---------------------------------------
Print Name and, if applicable, Title


A properly executed Consent of a Limited Partner received by the General Partner will be voted in accordance with the direction indicated above. IF NO SPECIFIC VOTING INSTRUCTIONS ARE INDICATED, A PROPERLY EXECUTED CONSENT OF A LIMITED PARTNER RECEIVED BY THE GENERAL PARTNER WILL BE VOTED FOR THE PROPOSAL. IF THE GENERAL PARTNER HAS NOT RECEIVED A PROPERLY EXECUTED CONSENT FROM A LIMITED PARTNER BY 5:00 P.M. EASTERN TIME ON WEDNESDAY, JANUARY 15, 2003, IT WILL BE DEEMED THAT SUCH LIMITED PARTNER HAS VOTED IN FAVOR OF THE AMENDMENT.


PLEASE RETURN THIS CONSENT FORM NO LATER THAN 5:00 P.M. EASTERN TIME ON WEDNESDAY, JANUARY 15, 2003 TO:

BY U.S. MAIL OR FACSIMILE:
-----------------------------


THE WILLOWBRIDGE FUND, L.P.
c/o Ruvane Investment Corporation
4 Benedek Road
Princeton, New Jersey 08540
FAX VOTES TO: (609) 921-0577